                                                                     EXHIBIT 1.1


                               4,000,000 Shares

                        WESLEY JESSEN VISIONCARE, INC.

                                 Common Stock

                               ($.01 Par Value)


                            UNDERWRITING AGREEMENT
                            ----------------------


                                                                 August __, 1997



Alex. Brown & Sons Incorporated
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
Bear, Stearns & Co. Inc.
Salomon Brothers Inc
As Representatives of the Several Underwriters
c/o  Alex. Brown & Sons Incorporated
One South Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

     Wesley Jessen VisionCare, Inc., a Delaware corporation (the "Company"), Wesley Jessen Corporation, a Delaware corporation, (the "Principal Operating Subsidiary" and together with each subsidiary of the Company, collectively, the "Subsidiaries") and certain stockholders of the Company listed on Schedule IV hereto (the "Selling Shareholders" and, together with the Company, collectively, the "Sellers"), confirm their respective agreements with Alex. Brown & Sons Incorporated ("Alex. Brown") and each of the other underwriters named in
Schedule I hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 9 hereof), for whom Alex. Brown, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc. and Salomon Brothers Inc are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the sale by the Selling Shareholders and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") set forth in said Schedule I hereto (the "Firm Shares"), and with respect to the grant by the Selling Shareholders to the Underwriters, acting severally and not jointly, of the option described in
Section 2(c) hereof to
purchase all or any part of 600,000 additional shares of Common Stock to cover over-allotments, if any, as set forth in Schedule II hereto (the "Option Shares"). The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares." Any capitalized term used but not otherwise defined herein is used herein with the meaning ascribed to such term in the Registration Statement.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-32493) covering the registration of the Shares under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b).
The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Shares is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated July 31, 1997 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     As the Representatives, you have advised the Company and the Selling Shareholders (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters.

     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1.   Representations and Warranties.

     (a) Representations and Warranties of the Company and the Principal Operating Subsidiary. The Company and the Principal Operating Subsidiary each jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Closing Date referred to in Section 2(b) hereof, and as of each Option Closing Date (if any) referred to in Section 2(c) hereof, and agrees with each Underwriter, as follows:

          (i) Compliance with Registration Requirements. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complies in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, Prospectus or preliminary prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Alex. Brown expressly for use in the Registration Statement, Prospectus or preliminary prospectus.

          Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iii) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company, its consolidated subsidiaries, its Predecessor (as defined in the Registration Statement) and, to the best of the Company's knowledge, Barnes-Hind (as defined in the Registration Statement) at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company, its consolidated subsidiaries, its Predecessor and Barnes-Hind for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved.
     The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) since June 28, 1995 there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (v) Good Standing of the Company and the Principal Operating Subsidiary. Each of the Company and the Principal Operating Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and each has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and each of the Company and the Principal Operating Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

          (vi) Good Standing of Subsidiaries. Each Subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only Subsidiaries of the Company are the Subsidiaries listed on Exhibit 21.1 to the Registration Statement.

          (vii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (viii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Principal Operating Subsidiary.

          (ix) Authorization and Description of Shares. The Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable; the Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same; no holder of the Shares will be subject to personal liability by reason of being such a holder; and the issuance of the Shares is not subject to the preemptive or other similar rights of any securityholder of the Company.

          (x) Absence of Defaults and Conflicts. Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds", the execution of the Amended Bank Agreement as described in the Prospectus under the caption "Bank Credit Agreement" (the "Bank Credit Agreement") and compliance by the Company and the Principal Operating Subsidiary with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Effect) or under any employee benefit plan of the Company, nor will such action result in any material violation of the provisions of the charter or by-laws of the Company or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

          (xi) Compliance with Laws. The Company and each of the Subsidiaries are conducting their business in compliance with all the local, state, federal and foreign laws, rules and regulations of the jurisdictions in which each of the Company and the Subsidiaries is conducting business, including, without limitation, those of the United States Food and Drug Administration and the Federal Trade Commission, except where failure to be so in compliance, singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the business or financial condition of the Company or any of its Subsidiaries.

          (xii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company or the Principal Operating Subsidiary, is imminent, and neither the Company nor the Principal Operating Subsidiary is aware of any existing or imminent labor disturbance by the employees of any

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     of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Principal Operating Subsidiary, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or by the Bank Credit Agreement or the performance by the Company or the Principal Operating Subsidiary of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

          (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

          (xv) Possession of Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property, including specifically but without limitation the patents listed on
     Schedule V hereto, (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

          (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by each of the Company and the Principal Operating Subsidiary of its obligations hereunder, in connection with the offering, issuance or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement or by the Bank Credit Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

          (xvii) Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

          (xviii) Title to Property. The Company and its Subsidiaries have good and marketable title to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Prospectus, or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xix) Compliance with Cuba Act. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section
     517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

          (xx) Investment Company Act. The Company is not, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or, to the best of the Company's knowledge, an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxi) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, reasonably be expected to result in a

     Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in material compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

          (xxii) Lock-Up Agreements. The Company has caused each person listed on Schedule VI hereto to furnish to you, on or prior to the date of this agreement, a letter or letters, substantially in the form of Exhibit 1 hereto (the "Lock-Up Agreement"), pursuant to which each such person shall have agreed that during a period of 90 days from the date of the Prospectus, such person will not, without the prior written consent of Alex. Brown, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Shares to be sold hereunder.

          (xxiii) Registration Rights. Other than as described in the Prospectus under the heading "Registration Agreement", there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

     (b) Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents and warrants to each Underwriter as of the date hereof, as of the Closing Date, and, if the Selling Shareholder is selling Option Shares on an Option Closing Date, as of each such Option Closing Date, and agrees with each Underwriter, as follows:

          (i) Accurate Disclosure. The information furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement and any amendments and supplements thereto does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements regarding such Selling Shareholder therein not misleading, and the information furnished in writing on behalf of such Selling Shareholder expressly for use in the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements regarding such Selling Shareholder therein, in the light of the circumstances under which they were made, not misleading.

          (ii) Good and Marketable Title. Such Selling Shareholder has good and marketable title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Shares and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

          (iii) Authorization of Agreements. Each Selling Shareholder has the full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder. The execution and delivery of this Agreement and the sale and delivery of the Shares to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder have been duly authorized by such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties.

          (iv) Absence of Manipulation. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (v) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Shareholder of its obligations hereunder or in connection with the sale and delivery of the Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be require under the 1933 Act or the 1933 Act Regulations or state securities laws.

          (vi) Lock-Up Agreements. Each Selling Shareholder has executed and delivered to you, on or prior to the date of this agreement, a Lock-Up Agreement, pursuant to which each such person shall have agreed that during a period of 90 days from the date of the Prospectus, such person will not, without the prior written consent of Alex. Brown, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause
     (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Shares to be sold hereunder.

          (vii) Certificates Suitable for Transfer. Certificates for all of the Shares to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been delivered to Kirkland & Ellis, counsel to the Company.

          (viii) No Association with NASD. Except as previously disclosed to the Underwriters, neither such Selling Shareholder nor any of his or its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with, any member firm of the National Association of Securities Dealers, Inc. (the "NASD") within the meaning of Article I,
     Section 1(m) of the By-laws of the NASD.

          (ix) Management Selling Shareholders. Without having undertaken to determine independently the accuracy or completeness of either the representations and warranties of the Company contained herein or the information contained in the Registration Statement, each Management Selling Shareholder (defined as the Selling Shareholders marked with an "*" in Schedule IV hereto) has no reason to believe that the representations and warranties of the Company or the Principal Operating Subsidiary contained in this Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement which has adversely affected or may adversely affect the business of the Company or any of the Subsidiaries.

          (x) Other Information. The sale of the Shares by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of the Subsidiaries which is not set forth in the Registration Statement. The information pertaining to such Selling Shareholder under the caption "Principal and Selling Stockholders" in the Prospectus is complete and accurate in all material respects.

     (c) Officer's Certificates.   Any certificate signed by any officer of the
Company or any of its Subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholders as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by each such Selling Shareholder to the Underwriters as to the matters covered thereby.

2.   Purchase, Sale and Delivery of the Shares.

     (a) Firm Shares. On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Sellers agree to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $__.__ per share, being an amount equal to the public offering price set forth above less the underwriting discount of $__.__ per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereto (the number of Shares to be sold by the Company is set forth on Schedule III hereto and the number of Shares to be sold by each Selling Shareholder is set forth opposite the name of each Selling Shareholder on Schedule IV hereto under the heading "Number of Firm Shares to be Sold"), subject to adjustments in accordance with Section 9 hereof. The number of Firm Shares to be purchased by each Underwriter from each Seller shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by each Seller as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder. The obligations of the Company and of each of the Selling Shareholders shall be several and not joint.

     (b) Payment for Firm Shares. Payment for the Firm Shares to be sold hereunder is to be made by wire transfer of same-day funds to an account of the Company for the Shares to be sold by it and to an account of, or by check made payable to, the Selling Shareholder for the Shares to be sold by such Selling Shareholder, in each case against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters.

     Such payment and delivery are to be made at the offices of Alex. Brown, One South Street, Baltimore, Maryland, or such other place as shall be agreed upon by the Representatives and the Company, at 9:00 a.m., Baltimore time, on the third (fourth, if pricing occurs after 4:30 p.m. (Eastern Time) on any given day) business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon (such time and date being herein referred to as the "Closing Date"). As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed. The certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Representatives request in writing not later than the second full business day prior to the Closing Date, and will be made available for inspection by the Representatives at least one business day prior to the Closing Date. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Firm Shares, which it has agreed to purchase. Alex. Brown, individually and not as a Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Firm Shares to be purchased by any Underwriter whose funds have not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (c) Option Shares. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, certain Selling Shareholders (marked with an "+" in Schedule IV hereto) hereby grant an option to the several Underwriters to purchase up to the number of Option Shares set forth opposite the name of each Selling Shareholder in Schedule IV hereto under the heading "Number of Option Shares to be Sold", subject to adjustments as set forth herein, at the price per share as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company and such certain Selling Shareholders, setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm

     Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date by wire transfer of same-day funds to an account of, or by check made payable to, the Selling Shareholder for the Option Shares to be sold by such Selling Shareholder, in each case against delivery of certificates therefor at the offices of Alex. Brown, One South Street, Baltimore, Maryland, or at such other place as shall be agreed upon by the Representatives and the Company. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Option Shares, if any, which it has agreed to purchase. Alex. Brown, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Option Shares, if any, to be purchased by any Underwriter whose funds have not been received by the Option Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Failure to Deliver the Shares. If on the Closing Date or the Option Closing Date, as the case may be, any Selling Shareholder fails to sell the Shares which such Selling Shareholder has agreed to sell on such date as set forth in Schedule IV hereto, the Company agrees that it will sell or arrange for the sale of that number of shares of Common Stock to the Underwriters which represents the Shares which such Selling Shareholder has failed to so sell as set forth in Schedule IV hereto, or such lesser number as may be requested by the Representatives.

3.   Offering by the Underwriters.

     (a) Public Offering. It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

     (b) Agreement Among Underwriters. It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4.   Covenants.

     (a) Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

          (i) Compliance with Securities Regulations. The Company will (A) use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Rules and Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations, and (B) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations. To the extent applicable, the copies of the Registration Statement (including all exhibits filed therewith), any preliminary prospectus or Prospectus furnished to the Underwriters shall be identical to the copies thereof electronically filed with the Commission on EDGAR, except to the extent permitted by Regulation S-T.

          (ii) Notice of Action by the Commission. The Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution or threatening of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

          (iii) Blue Sky Qualification. The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

          (iv) Delivery of Prospectuses. The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any preliminary prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives, at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representatives may reasonably request.

          (v) Continued Compliance with Securities Regulations. The Company will comply with the 1933 Act and the Rules and Regulations, and the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (vi) Rule 158. The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the 1933 Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

          (vii) Delivery of Reports. The Company will, for a period of three years from the Closing Date, deliver to the Representatives copies of annual reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the 1933 Act or the 1934 Act. To the extent applicable, such reports and documents shall be identical to the copies thereof electronically filed with the Commission on EDGAR, except to the extent permitted by Regulation S-T.

          (viii) Restriction on the Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Alex. Brown, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus or (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or employee stock purchase plan.

          (ix) Listing. The Company will use its best efforts to list, subject to notice of issuance, the Shares to be sold by the Company on the Nasdaq National Market. The Company will use its best efforts to effect and maintain the quotation of the Shares on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

          (x) Use of Proceeds. The Company shall apply the net proceeds of its sale of the Shares substantially as set forth in the Prospectus under "Use of Proceeds."

          (xi) Investment Company Act. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

          (xii) Transfer Agent. The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

          (xiii) Absence of Manipulation. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company in violation of the 1933 Act or the Rules and Regulations or the 1934 Act and the rules and regulations of the Commission thereunder.

     (b) Covenants of the Selling Shareholders. Each of the Selling Shareholders covenants and agrees with the several Underwriters that:

          (i) Form W-9. In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (ii) Absence of Manipulation. Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company in violation of the 1933 Act or the Rules and Regulations or the 1934 Act and the rules and regulations of the Commission thereunder.

5.   Costs and Expenses.

     The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Sellers under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of preparation, printing, filing, and delivering to, or as requested by, the Underwriters copies of the Registration Statement, preliminary prospectuses, the Prospectus, this Agreement, any agreement among Underwriters, the Nasdaq National Market Listing Application, the Blue Sky Survey and any supplements or amendments thereto, and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Shares; the filing fees of the Commission; (iii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriters; the filing fees incident to securing any required review by the NASD of the terms of the sale of the Shares; the Listing Fee of the Nasdaq National Market and the inclusion of the Shares to be sold by the Company on the Nasdaq National Market; the fees and expenses of any transfer agent or registrar for the Shares; and the expenses, including the reasonable fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws. The Company shall not, however, be required to pay for any of the Underwriters expenses (other than those related to qualification under NASD regulation and State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 10 hereof or paragraphs (A) or (E) of
Section 12(a)(i) hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholders to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel for the Underwriters, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder.

6.   Conditions of Obligations of the Underwriters.

     (a) Accuracy of Representations and Warranties; Performance of Covenants; Other Conditions. The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company, the Principal Operating Subsidiary and the Selling Shareholders contained herein, and to the performance by the Company and the Selling Shareholders of their covenants and obligations hereunder and to the following additional conditions:

          (i) Effectiveness of the Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b), and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

          (ii) Opinions of Counsel for the Company. The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions of: (A) Kirkland & Ellis, counsel for the Company; (B) Sweeney, Lev & Blinkoff, counsel for the Company; and (C) Brinks Hofer Gilson & Lione P.C., Intellectual Property counsel for the Company, each dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (stating that it may be relied upon by counsel to the Underwriters) and in form and substance satisfactory to counsel for the Underwriters and substantially in the form set forth in
     Exhibit 2, Exhibit 3 and Exhibit 4, respectively, and to such further effect as counsel to the Underwriters may reasonably request.

          (iii) Opinion of Counsel for the Underwriters. The Representatives shall have received from Ropes & Gray, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, together with signed or reproduced copies of such letter for each of the other Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the Commonwealth of Massachusetts and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

          (iv) Opinion of Counsel for the Selling Shareholder. On the Closing Date or the Option Closing Date, as the case may be, the Representatives shall have received the favorable opinion, dated as of the Closing Date or the Option Closing Date, as the case may be, of (A) Kirkland & Ellis, counsel for certain of the Selling Shareholders and (B) White & Case, counsel for BT Investment Partners, Inc., or such other counsel as is reasonably acceptable to counsel for the Underwriters, in each case in form and substance satisfactory to counsel for the Underwriters together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit 5 hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (v) Blue Sky Survey. The Representatives shall have received at or prior to the Closing Date from Ropes & Gray a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the State securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

          (vi) Accountant's Comfort Letter. You shall have received, on each of the dates hereof, the Closing Date and the Option Closing Date, if applicable, a letter from Price Waterhouse LLP dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you and Price Waterhouse LLP, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (vii) Officers' Certificate. The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company and the Principal Operating Subsidiary to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents in their capacity as an officer of the Company as follows:

               (A) The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been received by the Company, and to our knowledge no such stop order has been issued under the 1933 Act and no proceedings for that purpose have been initiated or threatened by the Commission and any request of the Commission for inclusion of additional information in the Registration Statement has been complied with;

               (B) The representations and warranties of the Company and the Principal Operating Subsidiary contained in Section 1(a) of the Underwriting Agreement are true and correct, on and as of the Closing

          Date or the Option Closing Date, as the case may be, with the same force and effect as if expressly made on and as of the Closing Date or the Option Closing Date, as the case may be;

               (C) All filings required to have been made pursuant to Rules 424 or 430A under the 1933 Act have been made;

               (D) The Company and the Principal Operating Subsidiary has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be;

               (E) The Registration Statement of the Company on Form S-1 (Registration No. 333-32493), in the form in which it was declared effective by the Commission on August __, 1997, and the Prospectus dated August __, 1997, contain all statements which are required to be stated therein in accordance with the 1933 Act and the rules and regulations of the Commission thereunder and neither the Registration Statement nor the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (F) Since the time the Registration Statement was declared effective, no event has occurred which should have been set forth in a supplement to or amendment of the Registration Statement or the Prospectus which has not been so set forth in such supplement or amendment;

               (G) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business;

               (H) No action, suit or proceeding at law or in equity is pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings are pending or, to the knowledge of the Company, threatened against the Company before or by any government, governmental instrumentality or court, domestic or foreign, that could result in any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, other than as set forth in the Prospectus; and

               (I) No event of default exists under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or to which the Company or any Subsidiary is subject, except where such default would not reasonably be expected to result in a Material Adverse Effect.

          (viii) Secretary's Certificate. The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Secretary of the Company and the Principal Operating Subsidiary in form and substance reasonably satisfactory to the Representatives.

          (ix) Certificates of the Selling Shareholders. On the Closing Date or the Option Closing Date, as the case may be, the Representatives shall have received a certificate from each of the Selling Shareholders, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that (i) the representations and warranties of such Selling Shareholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of the Closing Date or the Option Closing Date, as the case may be, and
     (ii) such Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to the Closing Date or the Option Closing Date, as the case may be.

          (x) Approval of Listing. At Closing Date and the Option Closing Date, as the case may be, the Shares shall have been approved for listing on the Nasdaq National Market, subject only to official notice of issuance.

          (xi) No Objection. The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (xii) Lock-Up Agreements. As of the date of this Agreement, the Representatives shall have received Lock-Up Agreements substantially in the form of Exhibit 1 hereto executed by the persons listed on Schedule VI hereto, and such agreements are in full force and effect.

     (b) Compliance with Requirements. The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representatives and to Ropes & Gray, counsel for the Underwriters.

     (c) Additional Documents. At the Closing Date or the Option Closing Date, as the case may be, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (d) Termination of Agreement. If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company and the Selling Shareholders of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be. In such event, the Selling Shareholders, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof and except that Sections 1, 8 and 14 shall survive any such termination and remain in full force and effect).

7.   Conditions of the Obligations of the Sellers.

     The obligations of the Sellers to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

8.   Indemnification.

     (a) Indemnification of Underwriters by the Company and the Principal Operating Subsidiary. The Company and the Principal Operating Subsidiary agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all losses, claims, expenses, damages or liabilities to which such Underwriter or any such controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon
     (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, any preliminary prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse each Underwriter and each such controlling person on demand for any amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that

     (subject to Section 8(c) below) any such settlement is effected with the written consent of the Company; and will reimburse each Underwriter and each such controlling person upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, expense, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding; provided that the Company and the Principal Operating Subsidiary will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof; provided, further, that such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such loss, claim, damage or liability purchased the Shares which are the subject thereof if such person did not receive a copy of the Prospectus (as supplemented or amended) at or prior to the confirmation of the sale of the Shares to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission or alleged untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the Prospectus. This indemnity agreement will be in addition to any liability which the Company or the Principal Operating Subsidiary may otherwise have.

     (b) Indemnification of the Underwriters by the Selling Shareholders. Each Selling Shareholder severally and not jointly will indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any losses, claims, damages or liabilities to which any Underwriter or any person who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by any Underwriter or any person who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Selling Shareholder will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any preliminary prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or any Underwriter by or through the Selling Shareholder specifically for use in the preparation thereof; provided, further, that such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such loss, claim, damage or liability purchased the Shares which are the subject thereof if such person did not receive a copy of the Prospectus (as supplemented or amended) at or prior to the confirmation of the sale of the Shares to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission or alleged untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the Prospectus. In no event, however, shall the liability of any Selling Shareholder for indemnification under this Section 8(b) exceed the proceeds received by such Selling Shareholder from the Underwriters hereunder. This indemnity agreement will be in addition to any liability which the Selling Shareholders may otherwise have. The Company agrees that the Selling Shareholders may implead the Company in any action in which the Underwriters or any such controlling person is seeking indemnification from the Selling Shareholders. The Company, the Principal Operating Subsidiary, the Selling Shareholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished to the Company for inclusion in any prospectus or the Registration Statement by any Selling Shareholder consists of the information set forth under the caption "Principal and Selling Stockholders" (including the notes thereto) in the Registration Statement, any preliminary prospectus, the Prospectus and any amendment or supplement thereto.

     (c) Indemnification of the Company, Directors, Officers and Selling Shareholders. Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Shareholders, and each person, if any, who controls the Company or the Selling Shareholders within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Shareholder or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon
     (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any preliminary prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (d) Actions Against Parties; Notification; Settlement Without Consent. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in
     Section 8(a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b) or (c). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to
     Section 8(a) or (b) and by the Company and the Selling Shareholders in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment (provided that such indemnified party is entitled to indemnification under Section 8(a), (b) or (c) hereunder). In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a), (b) or (c) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement, and (iv) the indemnifying party has not delivered a notice to the indemnified party at least 30 days prior to such settlement being entered into setting forth its reasonable objections to such request.

     (e) Contribution. If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
     Section 8(a), (b) or (c) above in respect of any losses, claims, expenses, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, expenses, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Principal Operating Subsidiary and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Principal Operating Subsidiary and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Principal Operating Subsidiary and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Principal Operating Subsidiary and the Selling Shareholders and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate public offering price of the Shares as set forth on such cover. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Principal Operating Subsidiary or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section 8(e), (i) no Selling Shareholder shall be required to contribute any amount in excess of the amount of the total net proceeds received by such Selling Shareholder from the Shares purchased from such Selling

     Shareholder, and (ii) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     (f) Limitation on Contribution. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Shareholder shall be required to contribute any amount in excess of the proceeds received by such Selling Shareholder from the Underwriters in the Offering. The Underwriters' obligations in Section 8(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (g) Rights of Controlling Persons. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and any Selling Shareholder shall have the same rights to contribution as the Company, the Principal Operating Subsidiary or such Selling Shareholders, as the case may be.

     (h) Consent to Jurisdiction. In any proceeding relating to the Registration Statement, any preliminary prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

     (i) Payments. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company, the Principal Operating Subsidiary or the Selling Stockholders set forth in this Agreement or in certificates shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this
     Section 8.

     (j) Effect on Other Agreements. The provisions of this Section shall not amend, alter or otherwise affect any agreement among the Company and the Selling Shareholders with respect to indemnification, including the Registration Rights Agreement, dated October 22, 1996, between the Company, certain of the Selling Shareholders and the other parties named therein.

9.   Default by Underwriters.

     If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Shareholder), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Shareholders such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of the Selling Shareholders except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.  Default by Selling Shareholders or the Company.

     (a) Default by Selling Shareholders. If any Selling Shareholder shall fail at the Closing Date or the Option Closing Date, as the case may be, to sell and deliver the number of Shares which such Selling Shareholders are obligated to sell hereunder and the Company does not sell or arrange for the sale of that number of Shares in accordance with Section 2(d), then the Underwriters may, at the option of the Representatives, by notice from the Representatives to the non-defaulting Selling Shareholders, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 5 and 8 shall remain in full force and effect or (b) elect to purchase the Shares which the non-defaulting Selling Shareholders have agreed to sell hereunder. No action taken pursuant to this Section 10 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

     (b) Delay of Closing Dates. In the event of a default by any Selling Shareholder as referred to in this Section 10, each of the Representatives and the non-defaulting Selling Shareholders shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

     (c) Default by the Company. If the Company shall fail at the Closing Date or the Option Closing Date, as the case may be, to sell the number of Shares that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 5 and 8 shall remain in full force and effect. No action taken pursuant to this Section 10 shall relieve the Company from liability, if any, in respect of such default.

11.  Notices.

     All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Alex. Brown & Sons Incorporated, One South Street, Baltimore, Maryland 21202, Attention: Syndicate; with a copy to Alex. Brown & Sons Incorporated, One South Street, Baltimore, Maryland 21202, Attention: General Counsel; if to the Company or the Selling Shareholders, to Wesley Jessen VisionCare, Inc., 333 East Howard Avenue, Des Plaines, Illinois 60018; Attention: Chief Executive Officer; with a copy to Kirkland & Ellis, 200 East Randolph Street, Chicago, Illinois 60601, Attention:
Dennis M. Myers, Esq.

12.  Termination.

     (a) Termination; General. This Agreement may be terminated by you by notice to the Sellers as follows:

          (i) at any time prior to the Closing Date if any of the following has occurred: (A) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business; (B) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make it impracticable to market the Shares or to enforce contracts for the sale of the Shares; (C) suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange or the Nasdaq National Market, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority; (D) declaration of a banking moratorium by United States or New York State authorities; (E) the suspension, or the material limitation, of trading of the Company's common stock by the Commission on The Nasdaq National Market; or (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

          (ii) as provided in Sections 6, 9 and 10 of this Agreement.

13.  Successors.

     This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Principal Operating Subsidiary and the Selling Shareholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Principal Operating Subsidiary and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Principal Operating Subsidiary and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.
No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

14.  Information Provided by Underwriters.

     The Company, the Principal Operating Subsidiary, the Selling Shareholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page of the Prospectus (insofar as such information relates to the Underwriters), the legends required by Item 502(d) of Regulation S-K under the 1933 Act on the inside front cover page of the Prospectus, and the information under the caption "Underwriting" in the Prospectus.

15.  Miscellaneous.

     (a) Survival of Agreements. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement or in certificates of officers of the Company or any of its Subsidiaries submitted pursuant hereto shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers, and (c) delivery of and payment for the Shares under this Agreement.

     (b) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     (c) Section Headings. The Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Principal Operating Subsidiary, the Selling Shareholders and the several Underwriters in accordance with its terms.

                                       Very truly yours,

                                       WESLEY JESSEN VISIONCARE, INC.


                                       By:
                                           --------------------------
                                       Name:
                                       Title:


                                       WESLEY JESSEN CORPORATION


                                       By:
                                           --------------------------
                                       Name:
                                       Title:

                                       BAIN CAPITAL FUND IV, L.P.

                                       By: Bain Capital Partners IV, L.P.
                                        Its General Partner

                                       By: Bain Capital Investors, Inc.
                                        Its General Partner


                                       By:
                                           --------------------------
                                       Name:
                                       Title: Managing Director


                                       BAIN CAPITAL FUND IV-B, L.P.

                                       By: Bain Capital Partners IV, L.P.
                                        Its General Partner

                                       By: Bain Capital Investors, Inc.
                                        Its General Partner


                                       By:
                                           --------------------------
                                       Name:
                                       Title: Managing Director


                                       BCIP ASSOCIATES


                                       By:
                                           --------------------------
                                       Name:
                                       Title: General Partner


                                       BCIP TRUST ASSOCIATES, L.P.


                                       By:
                                           --------------------------
                                       Name:
                                       Title: General Partner

                                       COMBINED JEWISH PHILANTHROPIES


                                       By:
                                           --------------------------
                                       Name:
                                       Title:

                                       CORPORATION OF THE PRESIDENT OF
                                       THE CHURCH OF JESUS CHRIST OF
                                       LATTER DAY SAINTS


                                       By:
                                           --------------------------
                                       Name:
                                       Title:

                                       FIDELITY INVESTMENTS CHARITABLE
                                       GIFTS FUND


                                       By:
                                           --------------------------
                                       Name:
                                       Title:

                                       BT INVESTMENT PARTNERS, INC.


                                       By:
                                           --------------------------
                                       Name:
                                       Title:

                                       ------------------------------
                                       KEVIN J. RYAN

                                       ------------------------------
                                       EDWARD J. KELLEY

The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the
date first above written.

ALEX. BROWN & SONS INCORPORATED
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
Bear, Stearns & Co. Inc.
Salomon Brothers Inc

As Representatives of the several
Underwriters listed on Schedule I

By: Alex. Brown & Sons Incorporated


By
   --------------------------------
Name:
Title:

                                  SCHEDULE I

                           Schedule of Underwriters

                                                                 Number of
                                                                 Firm Shares
Underwriter                                                      to be Purchased
Alex. Brown & Sons Incorporated.............................
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated........................................
Bear, Stearns & Co. Inc. ...................................
Salomon Brothers Inc........................................


                                                                 ---------------
                                                                 4,000,000
        TOTAL UNDERWRITERS (__)

                                  SCHEDULE II

                           Schedule of Option Shares

                                                                 Number of
                                                                 Option Shares
Underwriter                                                      to be Purchased
Alex. Brown & Sons Incorporated.............................
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated........................................
Bear, Stearns & Co. Inc. ...................................
Salomon Brothers Inc........................................



                                                                 ---------------
                                                                 600,000
        TOTAL UNDERWRITERS (__)

                                 SCHEDULE III

                 Schedule of Shares to be Sold by the Company


         Number of                            Number of
         Firm Shares                         Option Shares
         To be Sold                          To be Sold
         -----------                         -------------
           500,000                                      0


         -----------                         -------------

 TOTAL     500,000                                      0
         ===========                         =============

                                  SCHEDULE IV

                       Schedule of Selling Shareholders


                                                    Number of          Number of
                                                  Firm Shares      Option Shares
Selling Shareholder                                To be Sold         To be Sold
-------------------                                ----------         ----------
Bain Capital Fund IV, L.P.+
Bain Capital Fund IV-B, L.P.+
BCIP Trust Associates, L.P.+
BCIP Associates+
BT Investment Partners, Inc.+
Combined Jewish Philanthropies
Corporation of the President of the Church
  of Jesus Christ of Latter Day Saints
Fidelity Investments Charitable Gifts Fund
Edward J. Kelley*+
Kevin J. Ryan*+
                                                    ---------            -------
        TOTAL                                       3,500,000            600,000
                                                    =========            =======



----------------
*Management Selling Shareholders.

+Selling Shareholders who have granted an option to the Underwriters for the sale of Option Shares. See Section 2(c).

                                  SCHEDULE V

                              Schedule of Patents

                                  SCHEDULE VI

                       Schedule of Persons and Entities
                              Subject to Lock-up


Kevin J. Ryan
Edward J. Kelley
Raleigh S. Althisar
Lawrence L. Chapoy
William M. Flynn
Joseph F. Foos
George H. McCrary
Daniel M. Roussel
Thomas F. Steiner
Stephen G. Pagliuca
Adam W. Kirsch
John W. Maki
John J. O'Malley
Bain Capital Fund IV, L.P.
Bain Capital Fund IV-B, L.P.
BCIP Associates
BCIP Trust Associates, L.P.
BT Investment Partners, Inc.
Randolph Street Partners

                                  EXHIBIT 1

                          Form of Lock-Up Agreement

                                August __, 1997

Alex. Brown & Sons Incorporated
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
 Incorporated
Bear, Stearns & Co. Inc.
Salomon Brothers Inc
 As Representatives of the several
 Underwriters to be named in the
 within-mentioned Underwriting
 Agreement
c/o Alex. Brown & Sons Incorporated
       One South Street
       Baltimore, MD 21202

          Re:  Proposed Public Offering by Wesley Jessen VisionCare, Inc.
               ----------------------------------------------------------

Ladies/Gentlemen:

          The undersigned, a stockholder, director or executive officer of Wesley Jessen VisionCare, Inc., a Delaware corporation (the "Company"), understands that Alex. Brown & Sons Incorporated ("Alex. Brown"), Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc. and Salomon Brothers Inc propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Company providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.01 per share (the "Common Stock").

          In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during a period of 90 days from the date of the Underwriting Agreement (the "Lock-Up Period"), the undersigned will not, without the prior written consent of Alex. Brown, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell short, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, any of the economic consequence of ownership of the Common Stock, whether any such transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of Alex. Brown, the undersigned will not, during the Lock-Up Period, make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exchangeable or exercisable for Common Stock.

                                         Very truly yours,

                                         BT INVESTMENT PARTNERS, INC.


                                         By: ___________________________
                                         Name:
                                         Title:

                                   EXHIBIT 2

                              Form of Opinion of
                            Counsel for the Company

                                                        Draft of August 15, 1997

                          KIRKLAND & ELLIS LETTERHEAD



                                August __, 1997



Alex. Brown & Sons Incorporated
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Bear, Stearns & Co. Inc.
Salomon Brothers Inc
  As Representatives of the Several Underwriters
c/o Alex. Brown & Sons Incorporated
One South Street
Baltimore, Maryland 21202


          Re:  Wesley Jessen VisionCare, Inc.
               ------------------------------


Ladies and Gentlemen:

          We are issuing this letter in our capacity as special counsel for Wesley Jessen VisionCare, Inc. (the "Company") in response to the requirement in
Section 6(a)(ii)(A) of the Underwriting Agreement dated August __, 1997 (the "Underwriting Agreement") among the Company, Wesley Jessen Corporation, a Delaware corporation ("WJC"), certain selling stockholders named therein (the "Selling Stockholders") and Alex. Brown & Sons Incorporated and each of the other underwriters named in Schedule I thereto (the "Underwriters"), relating to the issuance, offer and sale by the Company of shares (the "Primary Shares") of its common stock, par value $.01 per share ("Common Stock"), and the offer and sale by the Selling Stockholders of shares (the "Secondary Shares," and, together with the Primary Shares, the "Shares") of Common Stock owned by them. Every term which is defined or given a special meaning in the Underwriting Agreement and which is not given a different meaning in this letter has the same meaning whenever it is used in this letter as the meaning it is given in the Underwriting Agreement.

Alex. Brown & Sons Incorporated
August __, 1997
Page 2

          In connection with the preparation of this letter, we have among other things read:

          (a) the registration statement on Form S-1 (Registration No. 333-32493), including all exhibits thereto, filed by the Company with the Securities and Exchange Commission (the "Commission") on July 31, 1997 for the purpose of registering the offering of the Shares under the Securities Act of 1933 (the "Securities Act") (which registration statement, as amended by pre-effective Amendment No. 1 filed on August 12, 1997, and as further amended by pre-effective Amendment No. 2 filed on August __, 1997, and as constituted at the time it became effective is herein called the "Registration Statement");

          (b) the Company's prospectus dated August __, 1997 covering the offering of the Shares through the Underwriters, in the form which includes the initial offering price and related terms and which was filed with the Commission on August __, 1997 pursuant to Rule 424(b)(1) under the Securities Act (which prospectus is herein called the "Prospectus");

          (c) an executed copy of the Underwriting Agreement;

          (d) a specimen certificate for the Shares;

          (e) A certified copy of resolutions adopted by the Company's Board of Directors on July __, 1997; a certified copy of resolutions adopted on August __, 1997 by the Pricing Committee of the Board of Directors appointed in those Board resolutions and copies of resolutions adopted by the Board of Directors of WJC on ________ __, 1997; and

Alex. Brown & Sons Incorporated
August __, 1997
Page 3

          (f) Copies of all certificates and other documents delivered today at the closing of the purchase and sale of the Shares under the Underwriting Agreement.

          Subject to the assumptions, qualifications and limitations which are identified in this letter, we advise you that:

1. The Company is a corporation duly organized, existing and in good standing under the General Corporation Law of the State of Delaware. The Company is qualified to do business and is in good standing in the State of Illinois.

2. Each of the Company's domestic subsidiaries listed on Exhibit A hereto (collectively, the "Domestic Subsidiaries"), is a corporation existing and in good standing under the laws of the State of Delaware; each Domestic Subsidiary is qualified to transact business and is in good standing as a foreign corporation in the States listed on Exhibit A attached hereto.

3. Each of the Company and each Domestic Subsidiary has the corporate power and authority to own and lease its properties and to conduct its business as described in the Prospectus.

4. All of the outstanding shares of capital stock of WJC have been duly authorized and validly issued and are fully paid and nonassessable and, based solely upon a review of the stock transfer records of each Domestic Subsidiary, all of the outstanding shares of capital stock of each Domestic Subsidiary are owned of record by the Company, either directly or through one or more of the Domestic Subsidiaries.

5. All of the outstanding shares of Common Stock prior to the issuance of the Primary Shares to be sold by the Company (including the Secondary Shares to be sold by the Selling

Alex. Brown & Sons Incorporated
August __, 1997
Page 4

     Stockholders) have been duly authorized and validly issued and are fully paid and non-assessable.

6. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and WJC.

7. The issuance of the Primary Shares to be sold on the date hereof pursuant to the Underwriting Agreement has been duly authorized and when appropriate certificates representing Primary Shares are duly countersigned by the Company's transfer agent/registrar and delivered against payment of the agreed consideration therefor in accordance with the Underwriting Agreement, the Primary Shares will be validly issued, fully paid and nonassessable. The issuance of the Primary Shares is not subject to any preemptive rights under the terms of the statute under which the Company is incorporated, under the Company's Certificate of Incorporation or under any contractual provision of which we have knowledge.

8. The Company's authorized capital stock (including its authorized Common Stock) is as set forth under the heading "Capitalization" in the Prospectus and conforms in all material respects to the description of the terms thereof contained under the heading "Description of Capital Stock" in the Registration Statement and the Prospectus.

9. The execution and delivery of the Underwriting Agreement by the Company and WJC, the performance of their obligations under the Underwriting Agreement and the Company's issuance and sale of the Primary Shares to you in accordance with the Underwriting Agreement do not (i) violate the Company's or WJC's Certificate of Incorporation or Bylaws or (ii) constitute a violation by the Company or WJC of any applicable provision of any law, statute, regulation, ruling or court decrees applicable to the Company or WJC or their properties (except that we express no opinion in this paragraph as to compliance with any disclosure requirement or any prohibition against fraud or misrepresentation or as to whether

Alex. Brown & Sons Incorporated
August __, 1997
Page 5


              performance of the indemnification or contribution provisions in the Underwriting Agreement would be permitted) or (iii) breach, or result in a default under, any existing obligation of the Company or WJC under any of the agreements or forms of agreements filed as any of the following exhibits to the Registration Statement (provided that we express no opinion as to compliance with any financial test or cross-default provision in any such agreement):
              Exhibit Nos. 2.1, 2.2, 4.2 through 4.8, and 10.1 through 10.17 (except Exhibit 10.12, as to w hich we express no opinion).

         10. We have no knowledge of any legal or governmental proceeding that is pending or threatened against the Company or any Subsidiaries that has caused us to conclude that such proceeding is required by
              Item 103 of Regulation S-K to be described in the Registration Statement or the Prospectus but that is not so described. We have no knowledge of any contract or other document to which the Company is a party or to which any of its property is subject that has caused us to conclude that such contract is required to be described in the Registration Statement or the Prospectus but is not so described or is required to be filed as an exhibit to the Registration Statement but has not been so filed.

         11. The Company is not, and after giving effect to the offering and the sale of the Primary Shares by the Company and the application of the net proceeds thereof so described in the Prospectus, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         12. A member of the Commission's staff has advised us by telephone that the Commission has entered an order declaring the Registration Statement effective under the Securities Act on August __, 1997 (the "effective date") and we have no knowledge that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or overtly threatened by, the Commission.

Alex. Brown & Sons Incorporated
August __, 1997
Page 6


        13. To our knowledge, except as set forth in the Prospectus, no holder of any security (debt or equity) of the Company has the right to require the Company to register shares of Common Stock or any other security of the Company under the Securities Act.

        14. Neither the Company nor WJC was required to obtain any consent, approval, authorization or order of any governmental agency or body or, to our knowledge, any court for the issuance, delivery and sale by the Company of the Primary Shares under the Underwriting Agreement except for the order by the Commission declaring the Registration Statement effective.

        15. The information in the Registration Statement and the Prospectus under the headings "Management-Employee Employment Agreements," "Management-Stock Options," "Management-Employee Stock Purchase Plan," "Management-Non-Employee Director Stock Option Plan," "Management-Wesley Jessen Retirement Plan," "Certain Transactions-Advisory Agreement," "Certain Transactions-Stockholders Agreement," "Description of Certain Indebtedness" and "Shares Eligible For Future Sale -Registration Agreement" and in Item 14 of Part II of the Registration Statement, to the extent that it summarizes laws, governmental rules or regulations or documents is correct in all material respects.

                                   ooooooooo

          The purpose of our professional engagement was not to establish factual matters, and preparation of the Registration Statement involved many determinations of a wholly or partially nonlegal character. We make no representation that we have independently verified the accuracy, completeness or fairness of the Prospectus or Registration Statement or that the actions taken in connection with the preparation of the Registration Statement or Prospectus (including the actions described in the next paragraph) were sufficient to cause the Prospectus or Registration Statement

Alex. Brown & Sons Incorporated
August __, 1997
Page 7


to be accurate, complete or fair. We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the Prospectus or the Registration Statement except to the extent otherwise explicitly indicated in numbered paragraphs 8 and 15 above.

          We can however confirm that we have participated in conferences with representatives of the Company, representatives of the Underwriters, counsel for the Underwriters and representatives of the independent accountants for the Company during which disclosures in the Registration Statement and Prospectus and related matters were discussed. In addition, we have reviewed certain corporate records furnished to us by the Company. We were not retained by the Company to prepare the periodic reports, proxy statements, or other materials incorporated in the Prospectus or Registration Statement, and our knowledge about these materials is limited.

          Based upon our participation in the conferences and our document review identified in the preceding paragraph, our understanding of applicable law and the experience we have gained in our practice thereunder and relying as to materiality to a large extent upon the opinions and statements of officers of the Company, we can, however, advise you that nothing has come to our attention that has caused us to conclude that (i) the Registration Statement at its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the date it bears and the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) as of the effective date, either the Registration Statement or the Prospectus appeared on its face not to be responsive in all material respects to the requirements of Form S-1.

                                   ooooooooo

Alex. Brown & Sons Incorporated
August __, 1997
Page 8


          Except for the activities described in the immediately preceding section of this letter, we have not undertaken any investigation to determine
the facts upon which the advice in this letter is based.   We have not
undertaken any investigation or search of court records for purposes of this letter.

          We have assumed for purposes of this letter: each document we have reviewed for purposes of this letter is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine; that the Underwriting Agreement and every other agreement we have examined for purposes of this letter constitutes a valid and binding obligation of each party to that document and that each such party has satisfied all legal requirements that are applicable to such party to the extent necessary to entitle such party to enforce such agreement (except that we make no such assumption with respect to the Company or WJC); and that you have acted in good faith and without notice of any fact which has caused you to reach any conclusion contrary to any of the conclusions provided in this letter. We have also made other assumptions which we believe to be appropriate for purposes of this letter.

          In preparing this letter we have relied without independent verification upon: (i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Underwriting Agreement and other documents specifically identified at the beginning of this letter as having been read by us; (iii) factual information provided to us by the Company or its representatives; and (iv) factual information we have obtained from such other sources as we have deemed reasonable. We have assumed that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading. We have not undertaken any investigation to determine the facts upon which the advice in this

Alex. Brown & Sons Incorporated
August __, 1997
Page 9


letter is based and have not undertaken any investigation or search of any records of any court or any governmental agency or body for purposes of this letter. For purposes of numbered paragraphs 1 and 2, we have relied exclusively upon certificates issued by governmental authorities in the relevant jurisdictions and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by those certificates.

          We confirm that we do not have knowledge that has caused us to conclude that our reliance and assumptions cited in the two immediately preceding paragraphs are unwarranted. Whenever this letter provides advice about (or based upon) our knowledge of any particular information or about any information which has or has not come to our attention such advice is based entirely on the conscious awareness at the time this letter is delivered on the date it bears by the lawyers with Kirkland & Ellis at that time who spent substantial time representing the Company in connection with the offering effected pursuant to the Prospectus.

          Our advice on every legal issue addressed in this letter is based exclusively on the internal law of New York, the General Corporation Law of the State of Delaware, the internal laws of the State of Illinois or the federal law of the United States, and represents our opinion as to how that issue would be resolved were it to be considered by the highest court in the jurisdiction which
enacted such law.    We express no opinion with respect to any state securities
(or "blue sky") laws or regulations or any laws, statutes governmental rules or regulations which in our experience are not applicable generally to transactions of the kind covered by the Underwriting Agreement. None of the opinions or other advice contained in this letter considers or covers (i) any financial statements or supporting schedules (or any notes to any such statements or schedules) or other financial or statistical information set forth or incorporated by reference in (or omitted from) the Registration Statement or the Prospectus or (ii) any rules and regulations of the National Association of Securities Dealers, Inc. relating to the compensation of underwriters.

Alex. Brown & Sons Incorporated
August __, 1997
Page 10


          This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which we did not have knowledge at that time, by reason of any change subsequent to that time in any law other governmental requirement or interpretation thereof covered by any of our opinions or advice, or for any other reason.

          This letter may be relied upon by the Underwriters only for the purpose served by the provision in the Underwriting Agreement cited in the initial paragraph of this letter in response to which it has been delivered. Without our written consent: (i) no person other than the Underwriters may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and
(iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.


                                                    KIRKLAND & ELLIS

                                                                       Exhibit A
                                                                       ---------

                             DOMESTIC SUBSIDIARIES
                             ---------------------


                                     State of
Name                                 Incorporation     Foreign Jurisdictions
----                                 -------------     ---------------------
Wesley Jessen Corporation            Delaware          Illinois

Wesley Jessen (Puerto Rico), Inc.    Delaware          Illinois, Puerto Rico

PBH, Inc.                            Delaware          Georgia, California,
                                                       Ohio and Illinois

PBH International, Inc.              Delaware          None

Barnes-Hind International, Inc.      Delaware          None


                                   EXHIBIT 3

                              Form of Opinion of
                            Counsel for the Company

                                   EXHIBIT 4

                        Form of Opinion of Intellectual
                       Property Counsel for the Company

                                   EXHIBIT 5

                          Form of Opinion of Counsel
                         for the Selling Shareholders

                                                        Draft of August 15, 1997
                                                        ------------------------
                          KIRKLAND & ELLIS LETTERHEAD



                                August __, 1997



Alex. Brown & Sons Incorporated
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Bear, Stearns & Co. Inc.
Salomon Brothers Inc
  As Representatives of the Several Underwriters
c/o Alex. Brown & Sons Incorporated
One South Street
Baltimore, Maryland 21202


          Re: Wesley Jessen VisionCare, Inc.
              ------------------------------

Ladies and Gentlemen:

          We are issuing this letter in our capacity as special counsel for the persons listed on Exhibit A to this letter (the "Selling Stockholders") in response to the requirement in Section 6(a)(iv) of the Underwriting Agreement dated August __, 1997 (the "Underwriting Agreement") between Wesley Jessen VisionCare, Inc. (the "Company"), Wesley Jessen Corporation ("WJC"), the selling stockholders named in Schedule II thereto and Alex. Brown & Sons Incorporated and each of the other underwriters named in Schedule I thereto (collectively, the "Underwriters"). Every term which is defined or given a special meaning in the Underwriting Agreement and which is not given a different meaning in this letter has the same meaning whenever it is used in this letter as the meaning it is given in the Underwriting Agreement. The shares of common stock previously issued by the Company and being sold by the Selling Stockholders pursuant to the Underwriting Agreement are called the "Selling Stockholder Shares" in this opinion letter.

Alex. Brown & Sons Incorporated
August __, 1997
Page 2
              In connection with the preparation of this letter, we have among other things read:

              (a) an executed copy of the Underwriting Agreement;

              (b) a specimen certificate for the Selling Stockholder Shares; and

              (c) copies of all certificates and other documents delivered today at the closing of the purchase and sale of the Selling Stockholder Shares under the Underwriting Agreement.

              Subject to the assumptions, qualifications and limitations which are identified in this letter, we advise you that:

1. Each Selling Stockholder that is not a natural person is a partnership or limited partnership existing and in good standing under the laws of the jurisdiction of its organization.

2. The Underwriting Agreement has been duly executed and delivered by each of the Selling Stockholders and, with respect to each Selling Stockholder that is not a natural person, has been duly authorized by such Selling Stockholder.

3. Each Selling Stockholder will be, immediately prior to the Closing Date, the sole registered owner of the Selling Stockholder Shares to be sold by such Selling Stockholder. Upon delivery of the Selling Stockholder Shares to you against payment therefore as contemplated by the Underwriting Agreement and registration of the Selling Stockholder Shares in your name in the stock records of the Company, you will have acquired valid title to such Selling Stockholder Shares, free and clear of all adverse claims. For purposes of this opinion, we have assumed that you will have purchased the Selling Stockholder Shares in good faith and without notice of

Alex. Brown & Sons Incorporated
August __, 1997
Page 3

     any adverse claim or defect in the validity of the Selling Stockholder Shares and that you will take possession at the closing of the certificates representing the Selling Stockholder Shares and the instruments pursuant to which the Selling Stockholders have assigned the Selling Stockholder Shares. The term "adverse claim" as used in this letter has the meaning given such term in Article 8 of the Uniform Commercial Code as adopted in the State of New York (the "UCC") does not include (i) any claim which arises through you or any person claiming through you (such as any security interest you may have granted in the Selling Stockholder Shares) and (ii) any adverse interest which would not be extinguished upon the purchase of the Selling Stockholder Shares by a person who qualifies as a "bona fide purchaser" or "protected purchaser" under (S)8-303 of the UCC. We advise you that we have no actual knowledge of the existence of any interest of the kind specified in clause (ii) of the preceding sentence. We have also assumed that your rights are not limited by subsection (4) of Section 8-302 of the UCC.

4. The execution and delivery of the Underwriting Agreement by the Selling Stockholders, the performance of their obligations under the Underwriting Agreement and the sales by them of the Selling Stockholder Shares to you in accordance with the Underwriting Agreement do not (i) violate any of the organizational documents of such Selling Stockholder (to the extent such Selling Stockholder is not a natural person) or (ii) constitute a violation by such Selling Stockholder of any applicable provision of any law, statute, regulation, ruling or court decrees applicable to such Selling Stockholder or its properties (except that we express no opinion in this paragraph as to compliance with any disclosure requirement or any prohibition against fraud or misrepresentation or as to whether performance of the indemnification or contribution provisions in the Underwriting Agreement would be permitted).

5. No Selling Stockholder was required to obtain any consent, approval, authorization or order of any governmental agency or

Alex. Brown & Sons Incorporated
August __, 1997
Page 4


     body or, to our knowledge, any court for the delivery and sale of the Selling Stockholder Shares under the Underwriting Agreement except for the order by the Commission declaring the Registration Statement effective.

          Except for the activities described in this letter, we have not undertaken any investigation to determine the facts upon which the advice in
this letter is based.   We have not undertaken any investigation or search of
court records for purposes of this letter.

          We have assumed for purposes of this letter: each document we have reviewed for purposes of this letter is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine; that the Underwriting Agreement and every other agreement we have examined for purposes of this letter constitutes a valid and binding obligation of each party to that document and that each such party has satisfied all legal requirements that are applicable to such party to the extent necessary to entitle such party to enforce such agreement (except that we make no such assumption with respect to the Selling Stockholders); and that you have acted in good faith and without notice of any fact which has caused you to reach any conclusion contrary to any of the conclusions provided in this letter. We have also made other assumptions which we believe to be appropriate for purposes of this letter.

          In preparing this letter we have relied without independent verification upon: (i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Underwriting Agreement and other documents specifically identified at the beginning of this letter as having been read by us; (iii) factual information provided to us by the Selling Stockholders or their representatives; and (iv) factual information we have obtained from such other sources as we have deemed reasonable. We have assumed that there has been no relevant change or development

Alex. Brown & Sons Incorporated
August __, 1997
Page 5


between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading. We have not undertaken any investigation to determine the facts upon which the advice in this letter is based and have not undertaken any investigation or search of any records of any court or any governmental agency or body for purposes of this letter. For purposes of numbered paragraph 1, we have relied exclusively upon certificates issued by governmental authorities in the relevant jurisdictions and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by those certificates.

          We confirm that we do not have knowledge that has caused us to conclude that our reliance and assumptions cited in the two immediately preceding paragraphs are unwarranted. Whenever this letter provides advice about (or based upon) our knowledge of any particular information or about any information which has or has not come to our attention such advice is based entirely on the conscious awareness at the time this letter is delivered on the date it bears by the lawyers with Kirkland & Ellis at that time who spent substantial time representing the Company in connection with the offering effected pursuant to the Prospectus.

          Our advice on every legal issue addressed in this letter is based exclusively on the internal law of New York, the General Corporation Law of the State of Delaware, the internal laws of the State of Illinois or the federal law of the United States, and represents our opinion as to how that issue would be resolved were it to be considered by the highest court in the jurisdiction which
enacted such law.    We express no opinion with respect to any state securities
(or "blue sky") laws or regulations or any laws, statutes governmental rules or regulations which in our experience are not applicable generally to transactions of the kind covered by the Underwriting Agreement. None of the opinions or other advice contained in this letter considers or covers any rules and

Alex. Brown & Sons Incorporated
August __, 1997
Page 6


regulations of the National Association of Securities Dealers, Inc. relating to the compensation of underwriters.

          This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which we did not have knowledge at that time, by reason of any change subsequent to that time in any law other governmental requirement or interpretation thereof covered by any of our opinions or advice, or for any other reason.

          This letter may be relied upon by you only for the purpose served by the provision in the Underwriting Agreement cited in the initial paragraph of this letter in response to which it has been delivered. Without our written consent: (i) no person other than you may rely on this letter for any purpose;
(ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.


                                               KIRKLAND & ELLIS

                                                                       EXHIBIT A
                                                                       ---------


                             SELLING STOCKHOLDERS
                             --------------------


Bain Capital Fund IV, L.P.
Bain Capital Fund IV-B, L.P.
BCIP Associates
BCIP Trust Associates, L.P.
Kevin J. Ryan
Edward J. Kelley